Exhibit 99.1

FOR IMMEDIATE RELEASE

July 28, 2022

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Senior Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR END 2022 RESULTS

AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., July 28, 2022 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended June 30, 2022 of $11.4 million, or $0.17 per diluted share, compared to $17.7 million, or $0.25 per diluted share, for the quarter ended March 31, 2022. The decrease in net income and earnings per share for the quarter was largely attributable to a pre-tax increase of $8.1 million in provision for credit losses, as well as the recognition of a number of non-recurring expenses, as described in further detail below.

For the fiscal year ended June 30, 2022, the Company reported net income of $67.5 million, or $0.95 per diluted share, compared to $63.2 million, or $0.77 per diluted share, for the fiscal year ended June 30, 2021.

The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on August 24, 2022 to stockholders of record as of August 10, 2022.

Craig L. Montanaro, President and Chief Executive Officer, commented, “I am very proud of our fiscal 2022 performance which reflected record net income and earnings per share, continued margin expansion and double-digit annual growth in loans and core deposits. In addition, late this fiscal year we introduced Kearny Investment Services, the Company’s investment management division, with the goal of further diversifying our product set and revenue streams. By fiscal year end, this division was fully staffed with financial advisors and was generating a monthly after-tax net profit, which we anticipate will support future growth in non-interest income.”

Mr. Montanaro further noted, “Looking ahead to fiscal 2023, our most critical initiative is the acceleration of our digital strategy, spearheaded by the adoption of a cloud-based, best-in-breed digital banking platform. Complementing this technology enhancement will be the expansion of our data analytics, artificial intelligence and digital marketing capabilities.” Mr. Montanaro continued, “We believe that our strategic focus on digital client engagement is the ideal complement to the exceptional service that our team provides within the communities where we maintain a physical presence. This omnichannel approach allows us to further strengthen our existing client relationships while expanding our products and services into new markets in an efficient and cost-effective manner.”

Fiscal Year 2022 Highlights

•
Earnings per share increased 23.4% to $0.95 per diluted share, while net income increased 6.8% to $67.5 million.
•
Net interest margin increased 14 basis points to 2.94%, while net interest income increased 4.4% to $196.6 million.
•
Loans receivable increased $566.5 million, or 11.7%.
•
Core non-maturity deposits grew $365.1 million, or 10.1%, including growth of 10.1% in non-interest-bearing deposits.

Balance Sheet

•
Total assets were $7.72 billion at June 30, 2022, an increase of $330.0 million, or 4.5%, from March 31, 2022 and an increase of $436.1 million, or 6.0%, from June 30, 2021.
•
Loans receivable totaled $5.42 billion at June 30, 2022, an increase of $414.6 million, or 8.3%, from March 31, 2022 and an increase of $566.5 million, or 11.7%, from June 30, 2021.
•
Deposits totaled $5.86 billion at June 30, 2022, an increase of $333.6 million, or 6.0%, from March 31, 2022 and an increase of $377.0 million, or 6.9%, from June 30, 2021.

•
Investment securities totaled $1.46 billion at June 30, 2022, a decrease of $185.6 million, or 11.3%, from March 31, 2022 and a decrease of $252.6 million, or 14.7%, from June 30, 2021.
•
Borrowings totaled $901.3 million at June 30, 2022, an increase of $50.1 million, or 5.9%, from March 31, 2022 and an increase of $215.5 million, or 31.4%, from June 30, 2021.

Earnings

Performance Highlights

•
Return on average assets was 0.61% and 0.98% for the quarters ended June 30, 2022 and March 31, 2022, respectively, and 0.93% and 0.86% for the years ended June 30, 2022 and 2021, respectively.
•
Return on average equity was 4.92% and 7.24% for the quarters ended June 30, 2022 and March 31, 2022, respectively, and 6.86% and 5.79% for the years ended June 30, 2022 and 2021, respectively.
•
Return on average tangible equity was 6.40% and 9.27% for the quarters ended June 30, 2022 and March 31, 2022, respectively, and 8.77% and 7.22% for the years ended June 30, 2022 and 2021, respectively.

Net Interest Income and Net Interest Margin

•
Net interest margin expanded three basis points to 2.92% for the quarter ended June 30, 2022 and 14 basis points to 2.94% for the year ended June 30, 2022. The increase for the quarter was due largely to an increase in the average balance of loans receivable and an increase in the yield on taxable investment securities, partially offset by an increase in the average balance of borrowings. The increase for the year was due largely to decreases in the cost and average balance of interest-bearing liabilities, partially offset by a decrease in the yield on interest-earning assets.
•
For the quarter ended June 30, 2022, net interest income increased $2.9 million to $50.6 million from $47.7 million for the quarter ended March 31, 2022. Included in net interest income for the quarters ended June 30, 2022 and March 31, 2022, respectively, was purchase accounting accretion of $1.6 million and $1.9 million, and loan prepayment penalty income of $869,000 and $1.3 million.
•
For the year ended June 30, 2022, net interest income increased $8.4 million to $196.6 million from $188.2 million for the year ended June 30, 2021. Included in net interest income for the years ended June 30, 2022 and 2021, respectively, was purchase accounting accretion of $9.0 million and $16.6 million, and loan prepayment penalty income of $5.4 million and $3.7 million.

Non-Interest Income

•
Non-interest income decreased $381,000 to $2.8 million for the quarter ended June 30, 2022, from $3.2 million for the quarter ended March 31, 2022. The decrease was largely attributable to a loss of $563,000 on the sale of securities.
•
Non-interest income decreased $7.1 million to $13.9 million for the year ended June 30, 2022, from $21.0 million for the year ended June 30, 2021. The decrease was largely attributable to a decrease of $3.0 million in gain on sale of loans, as well as a bargain purchase gain of $3.1 million recognized in the prior year.
•
Included in other income for the quarter and year ended June 30, 2022 was $380,000 of income from the investment services division that began operations during the current quarter.

Non-Interest Expense

•
Non-interest expense increased $3.0 million to $33.6 million for the quarter ended June 30, 2022, from $30.6 million for the quarter ended March 31, 2022. The increase was partially attributable to a $1.2 million increase in salaries and employee benefits driven by higher loan origination-based incentive payments as a result of record-high quarterly loan origination volume. In addition, the Company recorded $1.0 million of non-recurring expense which consisted of $800,000 from the early termination of a contract with a service provider and an impairment of $200,000 related to an equity investment in a start-up financial technology company whose remaining book value was $0 at June 30, 2022.
•
Non-interest expense decreased $177,000 to $125.7 million for the year ended June 30, 2022, from $125.9 million for the year ended June 30, 2021. The decrease was largely attributable to a decline in non-recurring expenses, as described in further detail below, and a decrease in the provision for credit losses on unfunded commitments, partially offset by an increase in salaries and employee benefits.
•
For the year ended June 30, 2022, the Company recorded $1.5 million of branch consolidation expenses within occupancy expenses and $420,000 of impairment charges within other expenses. For the year ended June 30, 2021, $4.3 million of merger-related expenses, $2.0 million of branch consolidation expenses and impairment charges and $796,000 of debt extinguishment expenses were recorded.
•
The provision for credit losses on unfunded commitments, included in other expense, decreased $1.8 million for the year ended June 30, 2022.
•
Salaries and employee benefits increased $7.5 million, or 10.8%, for the year ended June 30, 2022 primarily due to staff additions, annual merit increases and an increase in incentive payments tied to record-high annual loan origination volume.
•
The efficiency and non-interest expense ratios were 62.93% and 1.79%, respectively, for the quarter ended June 30, 2022, as compared to 60.14% and 1.70%, respectively, for the quarter ended March 31, 2022. The efficiency and non-interest expense ratios were 59.71% and 1.73%, respectively, for the year ended June 30, 2022, as compared to 60.16% and 1.72%, respectively, for the year ended June 30, 2021.

Income Taxes

•
Income tax expense totaled $4.2 million for the quarter ended June 30, 2022 compared to $6.5 million for the quarter ended March 31, 2022, resulting in effective tax rates of 27.0% and 26.9%, respectively. For the year ended June 30, 2022, income tax expense was $24.8 million compared to $21.3 million for the year ended June 30, 2021, resulting in effective tax rates of 26.9% and 25.2% respectively.

Asset Quality

•
The balance of non-performing assets increased $11.2 million to $92.2 million, or 1.19% of total assets, at June 30, 2022, from $81.0 million, or 1.10% of total assets, at March 31, 2022. The balance of non-performing assets was $79.9 million, or 1.10% of total assets, at June 30, 2021. The increase in non-performing assets was primarily attributable to one relationship comprised of three individual loans located in Queens, NY which became non-performing during the quarter. Included in the balance of non-performing assets at June 30, 2022 was $21.7 million of nonaccrual loans held for sale.
•
Net charge-offs totaled $1.0 million, or 0.08% of average loans, on an annualized basis, for the quarter ended June 30, 2022, compared to $436,000, or 0.04% of average loans, on an annualized basis, for the quarter ended March 31, 2022. For the year ended June 30, 2022, net charge-offs totaled $3.6 million, or 0.07% of average loans, compared to $1.6 million, or 0.03% of average loans, for the year ended June 30, 2021.
•
For the quarter ended June 30, 2022, the Company recorded a provision for credit losses of $4.2 million, compared to a provision for credit losses reversal of $3.9 million for the quarter ended March 31, 2022. The provision for the quarter ended June 30, 2022 was driven by loan growth of $414.6 million in the quarter, coupled with a net increase in reserves on individually analyzed loans primarily related to lower collateral values for one relationship, as noted above. These increases to the provision were partially offset by both quantitative and qualitative improvements in the collectively evaluated loan portfolio. For the years ended June 30, 2022 and 2021, the Company recorded provision for credit losses reversals of $7.5 million and $1.1 million, respectively.
•
The allowance for credit losses was $47.1 million, or 0.87% of total loans, at June 30, 2022, compared to $43.9 million, or 0.87% of total loans, at March 31, 2022 and $58.2 million, or 1.19% of total loans, at June 30, 2021.

Capital

•
For the quarter ended June 30, 2022, book value per share decreased $0.35, or 2.6%, to $13.02 and tangible book value per share decreased $0.48, or 4.6%, to $9.90. For the year ended June 30, 2022, book value per share decreased $0.19, or 1.4%, to $13.02 and tangible book value per share decreased $0.59, or 5.6%, to $9.90. These decreases were largely driven by a decline in accumulated other comprehensive income (loss).
•
During the quarter and year ended June 30, 2022, the Company repurchased 2,754,575 and 10,221,525 shares of common stock at a cost of $33.6 million and $129.5 million, or $12.18 and $12.67 per share, respectively.
•
At June 30, 2022, the Company’s tangible equity to tangible assets ratio equaled 9.1% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

In addition, the COVID-19 pandemic has had, and may continue to have, an adverse impact on the Company, its clients and the communities it serves. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 pandemic on our business.

Category: Earnings

Linked-Quarter Comparative Financial Analysis

Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands,	June 30,	March 31,	Variance	Variance
Except Per Share Data)	2022	2022	or Change	or Change Pct.
Assets
Cash and cash equivalents	$101,615	$62,379	$39,236	62.9%
Securities available for sale	1,344,093	1,526,086	(181,993)	-11.9%
Securities held to maturity	118,291	121,853	(3,562)	-2.9%
Loans held-for-sale	28,874	2,822	26,052	923.2%
Loans receivable	5,417,845	5,003,201	414,644	8.3%
Less: allowance for credit losses on loans	(47,058)	(43,860)	3,198	7.3%
Net loans receivable	5,370,787	4,959,341	411,446	8.3%
Premises and equipment	53,281	53,727	(446)	-0.8%
Federal Home Loan Bank stock	47,144	30,997	16,147	52.1%
Accrued interest receivable	20,466	19,517	949	4.9%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	3,020	3,166	(146)	-4.6%
Bank owned life insurance	289,177	287,644	1,533	0.5%
Deferred income taxes, net	49,350	34,349	15,001	43.7%
Other real estate owned	178	401	(223)	-55.6%
Other assets	82,712	76,714	5,998	7.8%
Total assets	$7,719,883	$7,389,891	$329,992	4.5%

Liabilities
Deposits:
Non-interest-bearing	$653,899	$621,954	$31,945	5.1%
Interest-bearing	5,208,357	4,906,708	301,649	6.1%
Total deposits	5,862,256	5,528,662	333,594	6.0%
Borrowings	901,337	851,220	50,117	5.9%
Advance payments by borrowers for taxes	16,746	16,979	(233)	-1.4%
Other liabilities	45,544	37,861	7,683	20.3%
Total liabilities	6,825,883	6,434,722	391,161	6.1%

Stockholders' Equity
Common stock	687	714	(27)	-3.8%
Paid-in capital	528,396	561,176	(32,780)	-5.8%
Retained earnings	445,451	441,522	3,929	0.9%
Unearned ESOP shares	(24,807)	(25,294)	487	-1.9%
Accumulated other comprehensive loss	(55,727)	(22,949)	(32,778)	142.8%
Total stockholders' equity	894,000	955,169	(61,169)	-6.4%
Total liabilities and stockholders' equity	$7,719,883	$7,389,891	$329,992	4.5%

Consolidated capital ratios
Equity to assets	11.58%	12.93%	-1.35%
Tangible equity to tangible assets (1)	9.06%	10.33%	-1.27%

Share data
Outstanding shares	68,666	71,424	(2,758)	-3.9%
Book value per share	$13.02	$13.37	$(0.35)	-2.6%
Tangible book value per share (2)	$9.90	$10.38	$(0.48)	-4.6%

(1)
Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)
Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands,	June 30,	March 31,	Variance	Variance
Except Per Share Data)	2022	2022	or Change	or Change Pct.
Interest income
Loans	$48,869	$45,846	$3,023	6.6%
Taxable investment securities	8,915	8,024	891	11.1%
Tax-exempt investment securities	297	316	(19)	-6.0%
Other interest-earning assets	472	415	57	13.7%
Total interest income	58,553	54,601	3,952	7.2%

Interest expense
Deposits	3,915	3,565	350	9.8%
Borrowings	4,039	3,309	730	22.1%
Total interest expense	7,954	6,874	1,080	15.7%
Net interest income	50,599	47,727	2,872	6.0%
Provision for (reversal of) credit losses	4,222	(3,920)	8,142	-207.7%
Net interest income after provision for (reversal of) credit losses	46,377	51,647	(5,270)	-10.2%

Non-interest income
Fees and service charges	658	617	41	6.6%
(Loss) gain on sale and call of securities	(563)	3	(566)	-18866.7%
Gain on sale of loans	187	376	(189)	-50.3%
(Loss) gain on sale of other real estate owned	(9)	14	(23)	-164.3%
Income from bank owned life insurance	1,533	1,511	22	1.5%
Electronic banking fees and charges	366	432	(66)	-15.3%
Other income	638	238	400	168.1%
Total non-interest income	2,810	3,191	(381)	-11.9%

Non-interest expense
Salaries and employee benefits	20,367	19,184	1,183	6.2%
Net occupancy expense of premises	3,188	3,223	(35)	-1.1%
Equipment and systems	4,516	3,822	694	18.2%
Advertising and marketing	703	516	187	36.2%
Federal deposit insurance premium	762	480	282	58.8%
Directors' compensation	340	340	-	0.0%
Other expense	3,736	3,058	678	22.2%
Total non-interest expense	33,612	30,623	2,989	9.8%
Income before income taxes	15,575	24,215	(8,640)	-35.7%
Income taxes	4,205	6,522	(2,317)	-35.5%
Net income	$11,370	$17,693	$(6,323)	-35.7%

Net income per common share (EPS)
Basic	$0.17	$0.25	$(0.08)
Diluted	$0.17	$0.25	$(0.08)

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$-
Cash dividends declared	$7,441	$7,720	$(279)
Dividend payout ratio	65.4%	43.6%	21.8%

Weighted average number of common shares outstanding
Basic	67,240	69,790	(2,550)
Diluted	67,276	69,817	(2,541)

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
	June 30,	March 31,	Variance	Variance
(Dollars in Thousands)	2022	2022	or Change	or Change Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,181,983	$4,850,236	$331,747	6.8%
Taxable investment securities	1,608,372	1,620,996	(12,624)	-0.8%
Tax-exempt investment securities	51,672	55,390	(3,718)	-6.7%
Other interest-earning assets	87,990	79,644	8,346	10.5%
Total interest-earning assets	6,930,017	6,606,266	323,751	4.9%
Non-interest-earning assets	564,734	601,684	(36,950)	-6.1%
Total assets	$7,494,751	$7,207,950	$286,801	4.0%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,155,946	$2,133,977	$21,969	1.0%
Savings	1,077,631	1,088,351	(10,720)	-1.0%
Certificates of deposit	1,701,725	1,650,048	51,677	3.1%
Total interest-bearing deposits	4,935,302	4,872,376	62,926	1.3%
Borrowings:
Federal Home Loan Bank advances	752,579	632,811	119,768	18.9%
Other borrowings	185,901	51,667	134,234	259.8%
Total borrowings	938,480	684,478	254,002	37.1%
Total interest-bearing liabilities	5,873,782	5,556,854	316,928	5.7%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	640,200	624,152	16,048	2.6%
Other non-interest-bearing liabilities	56,636	49,455	7,181	14.5%
Total non-interest-bearing liabilities	696,836	673,607	23,229	3.4%
Total liabilities	6,570,618	6,230,461	340,157	5.5%
Stockholders' equity	924,133	977,489	(53,356)	-5.5%
Total liabilities and stockholders' equity	$7,494,751	$7,207,950	$286,801	4.0%

Average interest-earning assets to average interest-bearing liabilities	117.98%	118.89%	-0.91%	-0.8%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended
	June 30,	March 31,	Variance
	2022	2022	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	3.77%	3.78%	-0.01%
Taxable investment securities	2.22%	1.98%	0.24%
Tax-exempt investment securities (1)	2.30%	2.28%	0.02%
Other interest-earning assets	2.15%	2.08%	0.07%
Total interest-earning assets	3.38%	3.31%	0.07%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.31%	0.22%	0.09%
Savings	0.11%	0.10%	0.01%
Certificates of deposit	0.46%	0.52%	-0.06%
Total interest-bearing deposits	0.32%	0.29%	0.03%
Borrowings:
Federal Home Loan Bank advances	1.96%	2.08%	-0.12%
Other borrowings	0.77%	0.17%	0.60%
Total borrowings	1.72%	1.93%	-0.21%
Total interest-bearing liabilities	0.54%	0.49%	0.05%

Interest rate spread (2)	2.84%	2.82%	0.02%
Net interest margin (3)	2.92%	2.89%	0.03%

Non-interest income to average assets (annualized)	0.15%	0.18%	-0.03%
Non-interest expense to average assets (annualized)	1.79%	1.70%	0.09%

Efficiency ratio (4)	62.93%	60.14%	2.79%

Return on average assets (annualized)	0.61%	0.98%	-0.37%
Return on average equity (annualized)	4.92%	7.24%	-2.32%
Return on average tangible equity (annualized) (5)	6.40%	9.27%	-2.87%

(1)
The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)
Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)
Net interest income divided by average interest-earning assets.
(4)
Non-interest expense divided by the sum of net interest income and non-interest income.
(5)
Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Year-to-Year Comparative Financial Analysis

Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands,	June 30,	June 30,	Variance	Variance
Except Per Share Data)	2022	2021	or Change	or Change Pct.
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$101,615	$67,855	$33,760	49.8%
Securities available for sale	1,344,093	1,676,864	(332,771)	-19.8%
Securities held to maturity	118,291	38,138	80,153	210.2%
Loans held-for-sale	28,874	16,492	12,382	75.1%
Loans receivable, including yield adjustments	5,417,845	4,851,394	566,451	11.7%
Less: allowance for credit losses on loans	(47,058)	(58,165)	(11,107)	-19.1%
Net loans receivable	5,370,787	4,793,229	577,558	12.0%
Premises and equipment	53,281	56,338	(3,057)	-5.4%
Federal Home Loan Bank of New York stock	47,144	36,615	10,529	28.8%
Accrued interest receivable	20,466	19,362	1,104	5.7%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	3,020	3,705	(685)	-18.5%
Bank owned life insurance	289,177	283,310	5,867	2.1%
Deferred income tax assets, net	49,350	29,323	20,027	68.3%
Other real estate owned	178	178	-	0.0%
Other assets	82,712	51,431	31,281	60.8%
Total assets	$7,719,883	$7,283,735	$436,148	6.0%

Liabilities
Deposits:
Non-interest-bearing	$653,899	$593,718	$60,181	10.1%
Interest-bearing	5,208,357	4,891,588	316,769	6.5%
Total deposits	5,862,256	5,485,306	376,950	6.9%
Borrowings	901,337	685,876	215,461	31.4%
Advance payments by borrowers for taxes	16,746	15,752	994	6.3%
Other liabilities	45,544	53,857	(8,313)	-15.4%
Total liabilities	6,825,883	6,240,791	585,092	9.4%

Stockholders' Equity
Common stock	$687	$790	$(103)	-13.0%
Paid-in capital	528,396	654,396	(126,000)	-19.3%
Retained earnings	445,451	408,367	37,084	9.1%
Unearned ESOP shares	(24,807)	(26,753)	1,946	-7.3%
Accumulated other comprehensive (loss) income	(55,727)	6,144	(61,871)	-1007.0%
Total stockholders' equity	894,000	1,042,944	(148,944)	-14.3%
Total liabilities and stockholders' equity	$7,719,883	$7,283,735	$436,148	6.0%

Consolidated capital ratios
Equity to assets	11.58%	14.32%	-2.74%
Tangible equity to tangible assets (1)	9.06%	11.72%	-2.66%

Share data
Outstanding shares	68,666	78,965	(10,299)	-13.0%
Book value per share	$13.02	$13.21	$(0.19)	-1.4%
Tangible book value per share (2)	$9.90	$10.49	$(0.59)	-5.6%

(1)
Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)
Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

	Year Ended
(Dollars and Shares in Thousands,	June 30,	June 30,	Variance	Variance
Except Per Share Data)	2022	2021	or Change	or Change Pct.
Interest income
Loans (1)	$190,520	$202,240	$(11,720)	-5.8%
Taxable investment securities	32,746	31,238	1,508	4.8%
Tax-exempt investment securities	1,273	1,652	(379)	-22.9%
Other interest-earning assets	1,733	2,955	(1,222)	-41.4%
Total Interest Income	226,272	238,085	(11,813)	-5.0%

Interest expense
Deposits	15,208	31,535	(16,327)	-51.8%
Borrowings	14,461	18,316	(3,855)	-21.0%
Total interest expense	29,669	49,851	(20,182)	-40.5%
Net interest income	196,603	188,234	8,369	4.4%
Reversal of provision for credit losses	(7,518)	(1,121)	(6,397)	570.7%
Net interest income after reversal of provision for credit losses	204,121	189,355	14,766	7.8%

Non-interest income
Fees and service charges (1)	2,580	1,897	683	36.0%
(Loss) gain on sale and call of securities	(559)	767	(1,326)	-172.9%
Gain on sale of loans	2,539	5,574	(3,035)	-54.4%
Gain on sale of real estate owned	5	-	5	0.0%
Income from bank owned life insurance	6,167	6,267	(100)	-1.6%
Electronic banking fees and charges	1,626	1,717	(91)	-5.3%
Bargain purchase gain	-	3,053	(3,053)	-100.0%
Other income	1,576	1,751	(175)	-10.0%
Total non-interest income	13,934	21,026	(7,092)	-33.7%

Non-interest expense
Salaries and employee benefits	76,264	68,800	7,464	10.8%
Net occupancy expense of premises	14,114	12,673	1,441	11.4%
Equipment and systems	15,886	14,870	1,016	6.8%
Advertising and marketing	2,059	2,161	(102)	-4.7%
Federal deposit insurance premium	2,455	1,940	515	26.5%
Directors' compensation	2,132	2,993	(861)	-28.8%
Merger-related expenses	-	4,349	(4,349)	-100.0%
Debt extinguishment expenses	-	796	(796)	-100.0%
Other expense	12,798	17,303	(4,505)	-26.0%
Total non-interest expense	125,708	125,885	(177)	-0.1%
Income before income taxes	92,347	84,496	7,851	9.3%
Income taxes	24,800	21,263	3,537	16.6%
Net income	$67,547	$63,233	$4,314	6.8%

Net income per common share (EPS)
Basic	$0.95	$0.77	$0.18
Diluted	$0.95	$0.77	$0.18

Dividends declared
Cash dividends declared per common share	$0.43	$0.35	$0.08
Cash dividends declared	$30,463	$28,538	$1,925
Dividend payout ratio	45.1%	45.1%	0.0%

Weighted average number of common shares outstanding
Basic	70,911	82,387	(11,476)
Diluted	70,933	82,391	(11,458)

(1)
Effective July 1, 2021, loan prepayment penalty income is recorded as a component of interest income on loans. Previously, loan prepayment penalty income was recorded within non-interest income. Amounts shown for the year ended June 30, 2021 have been adjusted to reflect this change. Loan prepayment penalty income for the year ended June 30, 2021 was $3.7 million.

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Year Ended
	June 30,	June 30,	Variance	Variance
(Dollars in Thousands)	2022	2021	or Change	or Change Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,922,400	$4,866,436	$55,964	1.1%
Taxable investment securities	1,622,475	1,571,452	51,023	3.2%
Tax-exempt investment securities	55,981	74,604	(18,623)	-25.0%
Other interest-earning assets	82,802	200,435	(117,633)	-58.7%
Total interest-earning assets	6,683,658	6,712,927	(29,269)	-0.4%
Non-interest-earning assets	598,712	620,934	(22,222)	-3.6%
Total assets	$7,282,370	$7,333,861	$(51,491)	-0.7%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,067,200	$1,726,190	$341,010	19.8%
Savings	1,088,971	1,066,794	22,177	2.1%
Certificates of deposit	1,711,276	1,931,887	(220,611)	-11.4%
Total interest-bearing deposits	4,867,447	4,724,871	142,576	3.0%
Borrowings:
Federal Home Loan Bank Advances	679,388	931,148	(251,760)	-27.0%
Other borrowings	72,841	2,563	70,278	2742.0%
Total borrowings	752,229	933,711	(181,482)	-19.4%
Total interest-bearing liabilities	5,619,676	5,658,582	(38,906)	-0.7%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	624,666	518,149	106,517	20.6%
Other non-interest-bearing liabilities	53,477	65,737	(12,260)	-18.7%
Total non-interest-bearing liabilities	678,143	583,886	94,257	16.1%
Total liabilities	6,297,819	6,242,468	55,351	0.9%
Stockholders' equity	984,551	1,091,393	(106,842)	-9.8%
Total liabilities and stockholders' equity	$7,282,370	$7,333,861	$(51,491)	-0.7%

Average interest-earning assets to average interest-bearing liabilities	118.93%	118.63%	0.30%	0.3%

Kearny Financial Corp.
Performance Ratio Highlights

	Year Ended
	June 30,	June 30,	Variance
	2022	2021	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale (1)	3.87%	4.16%	-0.29%
Taxable investment securities	2.02%	1.99%	0.03%
Tax-exempt investment securities (2)	2.27%	2.21%	0.06%
Other interest-earning assets	2.09%	1.47%	0.62%
Total interest-earning assets (1)	3.39%	3.55%	-0.16%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.25%	0.41%	-0.16%
Savings	0.11%	0.31%	-0.20%
Certificates of deposit	0.52%	1.10%	-0.58%
Total interest-bearing deposits	0.31%	0.67%	-0.36%
Borrowings:
Federal Home Loan Bank Advances	2.07%	1.97%	0.10%
Other borrowings	0.54%	0.06%	0.48%
Total borrowings	1.92%	1.96%	-0.04%
Total interest-bearing liabilities	0.53%	0.88%	-0.35%

Interest rate spread (1)(3)	2.86%	2.67%	0.19%
Net interest margin (1)(4)	2.94%	2.80%	0.14%

Non-interest income to average assets (1)	0.19%	0.29%	-0.10%
Non-interest expense to average assets	1.73%	1.72%	0.01%

Efficiency ratio (5)	59.71%	60.16%	-0.45%

Return on average assets	0.93%	0.86%	0.07%
Return on average equity	6.86%	5.79%	1.07%
Return on average tangible equity (6)	8.77%	7.22%	1.55%

(1)
Effective July 1, 2021, loan prepayment penalty income is recorded as a component of interest income on loans. Previously, loan prepayment penalty income was recorded within non-interest income. Amounts shown for the year ended June 30, 2021 have been adjusted to reflect this change. Loan prepayment penalty income for the year ended June 30, 2021 was $3.7 million.
(2)
The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(3)
Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(4)
Net interest income divided by average interest-earning assets.
(5)
Non-interest expense divided by the sum of net interest income and non-interest income.
(6)
Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis

Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$101,615	$62,379	$60,452	$54,070	$67,855
Securities available for sale	1,344,093	1,526,086	1,591,066	1,651,156	1,676,864
Securities held to maturity	118,291	121,853	53,142	37,497	38,138
Loans held-for-sale	28,874	2,822	12,549	12,884	16,492
Loans receivable	5,417,845	5,003,201	4,826,404	4,789,339	4,851,394
Less: allowance for credit losses on loans	(47,058)	(43,860)	(48,216)	(51,785)	(58,165)
Net loans receivable	5,370,787	4,959,341	4,778,188	4,737,554	4,793,229
Premises and equipment	53,281	53,727	54,067	55,236	56,338
Federal Home Loan Bank stock	47,144	30,997	36,622	36,615	36,615
Accrued interest receivable	20,466	19,517	18,495	19,541	19,362
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	3,020	3,166	3,344	3,524	3,705
Bank owned life insurance	289,177	287,644	286,433	284,871	283,310
Deferred income taxes, net	49,350	34,349	25,709	27,771	29,323
Other real estate owned	178	401	658	178	178
Other assets	82,712	76,714	54,603	51,896	51,431
Total assets	$7,719,883	$7,389,891	$7,186,223	$7,183,688	$7,283,735

Liabilities
Deposits:
Non-interest-bearing	$653,899	$621,954	$604,805	$631,344	$593,718
Interest-bearing	5,208,357	4,906,708	4,849,220	4,763,795	4,891,588
Total deposits	5,862,256	5,528,662	5,454,025	5,395,139	5,485,306
Borrowings	901,337	851,220	686,105	720,990	685,876
Advance payments by borrowers for taxes	16,746	16,979	16,772	16,222	15,752
Other liabilities	45,544	37,861	33,851	36,914	53,857
Total liabilities	6,825,883	6,434,722	6,190,753	6,169,265	6,240,791

Stockholders' Equity
Common stock	687	714	735	758	790
Paid-in capital	528,396	561,176	587,392	616,894	654,396
Retained earnings	445,451	441,522	431,549	420,701	408,367
Unearned ESOP shares	(24,807)	(25,294)	(25,780)	(26,266)	(26,753)
Accumulated other comprehensive (loss) income	(55,727)	(22,949)	1,574	2,336	6,144
Total stockholders' equity	894,000	955,169	995,470	1,014,423	1,042,944
Total liabilities and stockholders' equity	$7,719,883	$7,389,891	$7,186,223	$7,183,688	$7,283,735

Consolidated capital ratios
Equity to assets	11.58%	12.93%	13.85%	14.12%	14.32%
Tangible equity to tangible assets (1)	9.06%	10.33%	11.21%	11.48%	11.72%

Share data
Outstanding shares	68,666	71,424	73,453	75,800	78,965
Book value per share	$13.02	$13.37	$13.55	$13.38	$13.21
Tangible book value per share (2)	$9.90	$10.38	$10.64	$10.55	$10.49

(1)
Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)
Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,409,090	$2,076,003	$2,007,431	$1,978,681	$2,039,260
Nonresidential mortgage	1,019,838	1,085,988	1,026,447	1,023,391	1,079,444
Commercial business	176,807	169,551	180,429	169,392	168,951
Construction	140,131	121,137	110,703	112,226	93,804
Total commercial loans	3,745,866	3,452,679	3,325,010	3,283,690	3,381,459
One- to four-family residential mortgage	1,645,816	1,527,980	1,477,267	1,483,106	1,447,721
Consumer loans:
Home equity loans	42,028	41,501	43,934	44,912	47,871
Other consumer	2,866	2,755	3,040	3,020	3,259
Total consumer loans	44,894	44,256	46,974	47,932	51,130
Total loans, excluding yield adjustments	5,436,576	5,024,915	4,849,251	4,814,728	4,880,310
Unaccreted yield adjustments	(18,731)	(21,714)	(22,847)	(25,389)	(28,916)
Loans receivable, net of yield adjustments	5,417,845	5,003,201	4,826,404	4,789,339	4,851,394
Less: allowance for credit losses on loans	(47,058)	(43,860)	(48,216)	(51,785)	(58,165)
Net loans receivable	$5,370,787	$4,959,341	$4,778,188	$4,737,554	$4,793,229

Loan portfolio allocation:
Commercial loans:
Multi-family mortgage	44.3%	41.3%	41.4%	41.1%	41.8%
Nonresidential mortgage	18.8%	21.6%	21.2%	21.3%	22.1%
Commercial business	3.2%	3.4%	3.7%	3.5%	3.5%
Construction	2.6%	2.4%	2.3%	2.3%	1.9%
Total commercial loans	68.9%	68.7%	68.6%	68.2%	69.3%
One- to four-family residential mortgage	30.3%	30.4%	30.5%	30.8%	29.7%
Consumer loans:
Home equity loans	0.8%	0.8%	0.9%	0.9%	0.9%
Other consumer	0.0%	0.1%	0.0%	0.1%	0.1%
Total consumer loans	0.8%	0.9%	0.9%	1.0%	1.0%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$-	$-	$-	$-	$-
Nonaccrual loans	70,321	80,595	72,138	72,945	79,767
Total nonperforming loans	70,321	80,595	72,138	72,945	79,767
Nonaccrual loans held-for-sale	21,745	-	-	-	-
Other real estate owned	178	401	658	178	178
Total nonperforming assets	$92,244	$80,996	$72,796	$73,123	$79,945

Nonperforming loans (% total loans)	1.30%	1.61%	1.49%	1.52%	1.64%
Nonperforming assets (% total assets)	1.19%	1.10%	1.01%	1.02%	1.10%

Allowance for credit losses on loans (ACL):
ACL to total loans	0.87%	0.87%	0.99%	1.08%	1.19%
ACL to nonperforming loans	66.92%	54.42%	66.84%	70.99%	72.92%
Net charge-offs	$1,024	$436	$1,149	$980	$656
Average net charge-off rate (annualized)	0.08%	0.04%	0.10%	0.08%	0.05%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Funding by type:
Deposits:
Non-interest-bearing deposits	$653,899	$621,954	$604,805	$631,344	$593,718
Interest-bearing demand	2,265,597	2,154,488	2,106,693	1,937,661	1,902,478
Savings	1,053,198	1,088,974	1,087,740	1,089,699	1,111,364
Certificates of deposit	1,889,562	1,663,246	1,654,787	1,736,435	1,877,746
Interest-bearing deposits	5,208,357	4,906,708	4,849,220	4,763,795	4,891,588
Total deposits	5,862,256	5,528,662	5,454,025	5,395,139	5,485,306

Borrowings:
Federal Home Loan Bank advances	651,337	541,220	666,105	665,990	665,876
Overnight borrowings	250,000	310,000	20,000	55,000	20,000
Total borrowings	901,337	851,220	686,105	720,990	685,876

Total funding	$6,763,593	$6,379,882	$6,140,130	$6,116,129	$6,171,182

Loans as a % of deposits	92.1%	89.8%	87.8%	88.1%	87.7%
Deposits as a % of total funding	86.7%	86.7%	88.8%	88.2%	88.9%
Borrowings as a % of total funding	13.3%	13.3%	11.2%	11.8%	11.1%

Funding by source:
Retail deposits:
Non-interest-bearing deposits	$653,899	$621,954	$604,805	$631,344	$593,718
Interest-bearing demand	2,265,597	2,154,488	2,106,693	1,937,661	1,902,478
Savings	1,053,198	1,088,974	1,087,740	1,089,699	1,111,364
Certificates of deposit	1,116,035	1,122,228	1,184,530	1,264,016	1,398,808
Total retail deposits	5,088,729	4,987,644	4,983,768	4,922,720	5,006,368

Wholesale funding:
Certificates of deposit (listing service)	$11,665	$9,981	$11,622	$13,817	$20,322
Certificates of deposit (brokered)	761,862	531,037	458,635	458,602	458,616
Total wholesale deposits	773,527	541,018	470,257	472,419	478,938
FHLB advances	651,337	541,220	666,105	665,990	665,876
Overnight borrowings	250,000	310,000	20,000	55,000	20,000
Total wholesale funding	1,674,864	1,392,238	1,156,362	1,193,409	1,164,814

Total funding	$6,763,593	$6,379,882	$6,140,130	$6,116,129	$6,171,182

Retail funding as a % of total funding	75.2%	78.2%	81.2%	80.5%	81.1%
Wholesale funding as a % of total funding	24.8%	21.8%	18.8%	19.5%	18.9%

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Interest income
Loans (1)	$48,869	$45,846	$47,575	$48,230	$48,464
Taxable investment securities	8,915	8,024	7,595	8,212	8,304
Tax-exempt investment securities	297	316	327	333	355
Other interest-earning assets	472	415	415	431	549
Total interest income	58,553	54,601	55,912	57,206	57,672

Interest expense
Deposits	3,915	3,565	3,663	4,065	5,156
Borrowings	4,039	3,309	3,562	3,551	3,451
Total interest expense	7,954	6,874	7,225	7,616	8,607
Net interest income	50,599	47,727	48,687	49,590	49,065
Provision for (reversal of) credit losses	4,222	(3,920)	(2,420)	(5,400)	(4,941)
Net interest income after provision for (reversal of) credit losses	46,377	51,647	51,107	54,990	54,006

Non-interest income
Fees and service charges (1)	658	617	698	607	423
(Loss) gain on sale and call of securities	(563)	3	-	1	313
Gain on sale of loans	187	376	970	1,006	363
(Loss) gain on sale of other real estate owned	(9)	14	-	-	-
Income from bank owned life insurance	1,533	1,511	1,562	1,561	1,545
Electronic banking fees and charges	366	432	421	407	452
Other income	638	238	482	218	400
Total non-interest income	2,810	3,191	4,133	3,800	3,496

Non-interest expense
Salaries and employee benefits	20,367	19,184	18,096	18,617	17,777
Net occupancy expense of premises	3,188	3,223	3,156	4,547	2,998
Equipment and systems	4,516	3,822	3,723	3,825	3,575
Advertising and marketing	703	516	448	392	581
Federal deposit insurance premium	762	480	721	492	490
Directors' compensation	340	340	649	803	749
Other expense	3,736	3,058	2,877	3,127	5,816
Total non-interest expense	33,612	30,623	29,670	31,803	31,986
Income before income taxes	15,575	24,215	25,570	26,987	25,516
Income taxes	4,205	6,522	6,801	7,272	7,033
Net income	$11,370	$17,693	$18,769	$19,715	$18,483

Net income per common share (EPS)
Basic	$0.17	$0.25	$0.26	$0.26	$0.24
Diluted	$0.17	$0.25	$0.26	$0.26	$0.24

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.10	$0.10
Cash dividends declared	$7,441	$7,720	$7,921	$7,381	$7,710
Dividend payout ratio	65.4%	43.6%	42.2%	37.4%	41.7%

Weighted average number of common shares outstanding
Basic	67,240	69,790	72,011	74,537	77,658
Diluted	67,276	69,817	72,037	74,556	77,680

(1)
Effective July 1, 2021, loan prepayment penalty income is recorded as a component of interest income on loans. Previously, loan prepayment penalty income was recorded within non-interest income. Periods prior to the quarter ended September 30, 2021 have been adjusted to reflect this change. Loan prepayment penalty income for the quarter ended June 30, 2021 was $902,000.

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,181,983	$4,850,236	$4,822,959	$4,835,676	$4,817,980
Taxable investment securities	1,608,372	1,620,996	1,610,395	1,649,953	1,720,838
Tax-exempt investment securities	51,672	55,390	57,686	59,115	63,047
Other interest-earning assets	87,990	79,644	77,811	85,749	117,212
Total interest-earning assets	6,930,017	6,606,266	6,568,851	6,630,493	6,719,077
Non-interest-earning assets	564,734	601,684	611,390	616,735	609,762
Total assets	$7,494,751	$7,207,950	$7,180,241	$7,247,228	$7,328,839

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,155,946	$2,133,977	$2,027,021	$1,954,271	$1,930,193
Savings	1,077,631	1,088,351	1,086,903	1,102,865	1,118,402
Certificates of deposit	1,701,725	1,650,048	1,693,423	1,798,473	1,934,650
Total interest-bearing deposits	4,935,302	4,872,376	4,807,347	4,855,609	4,983,245
Borrowings:
Federal Home Loan Bank advances	752,579	632,811	666,029	665,915	665,802
Other borrowings	185,901	51,667	26,033	28,532	6,670
Total borrowings	938,480	684,478	692,062	694,447	672,472
Total interest-bearing liabilities	5,873,782	5,556,854	5,499,409	5,550,056	5,655,717
Non-interest-bearing liabilities:
Non-interest-bearing deposits	640,200	624,152	624,200	610,271	566,632
Other non-interest-bearing liabilities	56,636	49,455	50,870	56,893	52,292
Total non-interest-bearing liabilities	696,836	673,607	675,070	667,164	618,924
Total liabilities	6,570,618	6,230,461	6,174,479	6,217,220	6,274,641
Stockholders' equity	924,133	977,489	1,005,762	1,030,008	1,054,198
Total liabilities and stockholders' equity	$7,494,751	$7,207,950	$7,180,241	$7,247,228	$7,328,839

Average interest-earning assets to average interest-bearing liabilities	117.98%	118.89%	119.45%	119.47%	118.80%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Average yield on interest-earning assets:
Loans receivable, including loans held-for- sale (1)	3.77%	3.78%	3.95%	3.99%	4.02%
Taxable investment securities	2.22%	1.98%	1.89%	1.99%	1.93%
Tax-exempt investment securities (2)	2.30%	2.28%	2.26%	2.25%	2.25%
Other interest-earning assets	2.15%	2.08%	2.13%	2.01%	1.87%
Total interest-earning assets (1)	3.38%	3.31%	3.40%	3.45%	3.43%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.31%	0.22%	0.22%	0.23%	0.27%
Savings	0.11%	0.10%	0.11%	0.12%	0.15%
Certificates of deposit	0.46%	0.52%	0.53%	0.57%	0.71%
Total interest-bearing deposits	0.32%	0.29%	0.30%	0.33%	0.41%
Borrowings:
Federal Home Loan Bank advances	1.96%	2.08%	2.14%	2.13%	2.07%
Other borrowings	0.77%	0.17%	0.09%	0.10%	0.07%
Total borrowings	1.72%	1.93%	2.06%	2.05%	2.05%
Total interest-bearing liabilities	0.54%	0.49%	0.53%	0.55%	0.61%

Interest rate spread (1) (3)	2.84%	2.82%	2.87%	2.90%	2.82%
Net interest margin (1) (4)	2.92%	2.89%	2.96%	2.99%	2.92%

Non-interest income to average assets (annualized) (1)	0.15%	0.18%	0.23%	0.21%	0.19%
Non-interest expense to average assets (annualized)	1.79%	1.70%	1.65%	1.76%	1.75%

Efficiency ratio (5)	62.93%	60.14%	56.17%	59.57%	60.86%

Return on average assets (annualized)	0.61%	0.98%	1.05%	1.09%	1.01%
Return on average equity (annualized)	4.92%	7.24%	7.46%	7.66%	7.01%
Return on average tangible equity (annualized) (6)	6.40%	9.27%	9.49%	9.67%	8.81%

(1)
Effective July 1, 2021, loan prepayment penalty income is recorded as a component of interest income on loans. Previously, loan prepayment penalty income was recorded within non-interest income. Periods prior to the quarter ended September 30, 2021 have been adjusted to reflect this change. Loan prepayment penalty income for the quarter ended June 30, 2021 was $902,000.
(2)
The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(3)
Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(4)
Net interest income divided by average interest-earning assets.
(5)
Non-interest expense divided by the sum of net interest income and non-interest income.
(6)
Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Adjusted net income:
Net income (GAAP)	$11,370	$17,693	$18,769	$19,715	$18,483
Non-recurring transactions - net of tax:
Early contract termination	568	-	-	-	-
Branch consolidation expenses and impairment charges	-	-	132	1,209	870
Net effect of sale and call of securities	400	(2)	-	(1)	(220)
Reversal of income tax valuation allowance	-	-	-	-	(12)
Net effect of sale of other assets	-	-	(251)	-	(144)
Adjusted net income	$12,338	$17,691	$18,650	$20,923	$18,977

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$11,370	$17,693	$18,769	$19,715	$18,483
Adjustments to net income (GAAP):
Provision for income taxes	4,205	6,522	6,801	7,272	7,033
Provision for (reversal of) credit losses	4,222	(3,920)	(2,420)	(5,400)	(4,941)
Pre-tax, pre-provision net revenue (non-GAAP)	$19,797	$20,295	$23,150	$21,587	$20,575

Adjusted earnings per share:
Weighted average common shares - basic	67,240	69,790	72,011	74,537	77,658
Weighted average common shares - diluted	67,276	69,817	72,037	74,556	77,680

Earnings per share - basic (GAAP)	$0.17	$0.25	$0.26	$0.26	$0.24
Earnings per share - diluted (GAAP)	$0.17	$0.25	$0.26	$0.26	$0.24

Adjusted earnings per share - basic (non-GAAP)	$0.18	$0.25	$0.26	$0.28	$0.24
Adjusted earnings per share - diluted (non-GAAP)	$0.18	$0.25	$0.26	$0.28	$0.24

Adjusted return on average assets:
Total average assets	$7,494,751	$7,207,950	$7,180,241	$7,247,228	$7,328,839

Return on average assets (GAAP)	0.61%	0.98%	1.05%	1.09%	1.01%
Adjusted return on average assets (non-GAAP)	0.66%	0.98%	1.04%	1.15%	1.04%

Adjusted return on average equity:
Total average equity	$924,133	$977,489	$1,005,762	$1,030,008	$1,054,198

Return on average equity (GAAP)	4.92%	7.24%	7.46%	7.66%	7.01%
Adjusted return on average equity (non-GAAP)	5.34%	7.24%	7.42%	8.13%	7.20%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Adjusted return on average tangible equity:
Total average equity	$924,133	$977,489	$1,005,762	$1,030,008	$1,054,198
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(3,116)	(3,282)	(3,462)	(3,641)	(3,825)
Total average tangible equity	$710,122	$763,312	$791,405	$815,472	$839,478

Return on average tangible equity (non-GAAP)	6.40%	9.27%	9.49%	9.67%	8.81%
Adjusted return on average tangible equity (non-GAAP)	6.95%	9.27%	9.43%	10.26%	9.04%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$33,612	$30,623	$29,670	$31,803	$31,986
Non-recurring transactions:
Early contract termination	(800)	-	-	-	-
Branch consolidation expenses and impairment charges	-	-	(187)	(1,711)	(1,239)
Non-interest expense (non-GAAP)	$32,812	$30,623	$29,483	$30,092	$30,747

Non-interest expense ratio (GAAP)	1.79%	1.70%	1.65%	1.76%	1.75%
Adjusted non-interest expense ratio (non-GAAP)	1.75%	1.70%	1.64%	1.66%	1.68%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$32,812	$30,623	$29,483	$30,092	$30,747

Net interest income (GAAP)	$50,599	$47,727	$48,687	$49,590	$49,065
Total non-interest income (GAAP)	2,810	3,191	4,133	3,800	3,496
Non-recurring transactions:
Net effect of sale and call of securities	563	(3)	-	(1)	(313)
Net effect of sale of other assets	-	-	(356)	-	(205)
Total revenue (non-GAAP)	$53,972	$50,915	$52,464	$53,389	$52,043

Efficiency ratio (GAAP)	62.93%	60.14%	56.17%	59.57%	60.86%
Adjusted efficiency ratio (non-GAAP)	60.79%	60.15%	56.20%	56.36%	59.08%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars and Shares in Thousands,	June 30,	June 30,
Except Per Share Data)	2022	2021
Adjusted net income:
Net income (GAAP)	$67,547	$63,233
Non-recurring transactions - net of tax:
Early contract termination	568	-
Bargain purchase gain	-	(3,053)
Provision for credit losses on non-PCD loans	-	3,563
Merger-related expenses	-	3,123
Branch consolidation expenses and impairment charges	1,341	1,377
Net effect of sale and call of securities	397	(804)
Debt extinguishment expenses	-	558
Reversal of income tax valuation allowance	-	(535)
Net effect of sale of other assets	(251)	(731)
Adjusted net income	$69,602	$66,731

Calculation of pre-tax, pre-provision income:
Net income (GAAP)	$67,547	$63,233
Adjustments to net income (GAAP):
Provision for income taxes	24,800	21,263
Reversal of provision for credit losses	(7,518)	(1,121)
Pre-tax, pre-provision income	$84,829	$83,375

Adjusted earnings per share:
Weighted average common shares - basic	70,911	82,387
Weighted average common shares - diluted	70,933	82,391

Earnings per share - basic (GAAP)	$0.95	$0.77
Earnings per share - diluted (GAAP)	$0.95	$0.77

Adjusted earnings per share - basic (non-GAAP)	$0.98	$0.81
Adjusted earnings per share - diluted (non-GAAP)	$0.98	$0.81

Adjusted return on average assets:
Total average assets	$7,282,370	$7,333,861

Return on average assets (GAAP)	0.93%	0.86%
Adjusted return on average assets (non-GAAP)	0.96%	0.91%

Adjusted return on average equity:
Total average equity	$984,551	$1,091,393

Return on average equity (GAAP)	6.86%	5.79%
Adjusted return on average equity (non-GAAP)	7.07%	6.11%

Adjusted return on average tangible equity:
Total average equity	$984,551	$1,091,393
Less: average goodwill	(210,895)	(210,895)
Less: average other intangible assets	(3,377)	(4,133)
Total average tangible equity	$770,279	$876,365

Return on average tangible equity (non-GAAP)	8.77%	7.22%
Adjusted return on average tangible equity (non-GAAP)	9.04%	7.61%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
	June 30,	June 30,
(Dollars in Thousands)	2022	2021
Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$125,708	$125,885
Non-routine transactions:
Early contract termination	(800)	-
Merger-related expenses	-	(4,349)
Branch consolidation expenses and impairment charges	(1,898)	(1,961)
Debt extinguishment expenses	-	(796)
Non-interest expense (non-GAAP)	$123,010	$118,779

Non-interest expense ratio (GAAP)	1.73%	1.72%
Adjusted non-interest expense ratio (non-GAAP)	1.69%	1.62%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$123,010	$118,779

Net interest income (GAAP)	$196,603	$188,234
Total non-interest income (GAAP)	13,934	21,026
Non-routine transactions:
Net effect of sale and call of securities	559	(1,144)
Bargain purchase gain	-	(3,053)
Net effect of sale of other assets	(356)	(1,042)
Total revenue (non-GAAP)	$210,740	$204,021

Efficiency ratio (GAAP)	59.71%	60.16%
Adjusted efficiency ratio (non-GAAP)	58.37%	58.22%